SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  August 31, 2007

ADVANCED CELL TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50295	87-0656515
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1201 Harbor Bay Parkway, Alameda, California 94502

(Address of principal executive offices, including zip code)

(510) 748-4900

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CAR 240.13e-4(c))

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

1.                                       Amortizing Convertible Debenture and Warrant Financing.

On August 31, 2007, Advanced Cell Technology, Inc. (the “Company”), closed on the issuance of $12,250,000 of its amortizing senior secured convertible debentures and associated warrants (“2007 Financing”). Proceeds escrowed at closing were released to the Company on September 7, 2007. In connection with the closing of the 2007 Financing, the Company entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”), dated as of August 31, 2007, with the purchasers of the debentures (the “Purchasers”). The Purchasers purchased from the Company senior secured convertible debentures and warrants to purchase shares of the Company’s common stock. The Company also entered into a Registration Rights Agreement with the Purchasers, which requires that the Company file a registration statement with the Securities and Exchange Commission within 30 days after the closing of the 2007 Financing registering on behalf of the Purchasers the resale of all or such maximum portion of the shares of common stock issuable upon conversion of the debentures and the exercise of the warrants, as permitted pursuant to Securities and Exchange Commission guidance regarding offerings made on a continuous basis pursuant to Securities and Exchange Commission Rule 415.

The amortizing senior secured convertible debentures issued at the closing of the 2007 Financing will be due and payable in full three (3) years from the closing, and will not bear interest. The debentures begin amortizing on the earlier of (i) September 1, 2008, (ii) the first trading day of the month following the effective date of the initial Registration Statement filed pursuant to the Registration Rights Agreement, but in no event prior to February 1, 2008.   The aggregate cash purchase price for the debentures purchased at the 2007 Financing was $10,000,000, which is a 20.3187% discount to the full principal amount of the debenture of $12,550,000.  At any time from the closing date until the maturity date of the debentures, the Purchasers have the right to convert the debentures, in whole or in part, into common stock of the Company at the then effective conversion price. The debentures are initially convertible into 36,911,765 shares of common stock at a price of $0.34 per share. The conversion price shall be subject to adjustment under circumstances set forth in the debentures. The investors also received warrants to purchase 36,911,765 additional shares of common stock at a price of $0.38 per share exercisable for five (5) years.

The Company’s obligations to Purchasers in the 2007 Financing are secured by a senior security interest and lien granted upon all Company assets pursuant to the terms of a Security Agreement entered into in connection with the closing.   The security interest granted under the Security Agreement also secures the Company’s obligations to the holders of debentures in the Company’s existing 2005 and 2006 debenture financings.  Inclusion of holders of the Company’s 2005 and 2006 debentures was a condition of obtaining from such holders the necessary consents to the 2007 Financing.

The Securities Purchase Agreement, debentures and warrants contain covenants that will limit the ability of the Company to, among other things: incur or guarantee additional indebtedness; incur or create liens; amend its certificate of incorporation, bylaws or other charter documents so as to adversely affect any rights of the holders of the debentures; and repay or repurchase more than a de minimis number of shares of common stock other than as permitted in the debentures and other documents executed with the Purchasers. The debentures include customary default provisions and an event of default includes, among other things, a change of control of the Company, the sale of all or substantially all of the Company’s assets, the failure to have registration statements declared effective on or before the deadlines set forth in the Registration Rights Agreement, the lapse of the effectiveness of registration statements for more than 30 consecutive trading days or 60 non-consecutive days during any 12-month period (with certain exceptions), the failure of the Company to timely deliver certificates to holders upon conversion, the termination of William M. Caldwell, IV as Chief Executive Officer of the Company and a default by the Company in any obligations under any indebtedness of at least $100,000 which results in such indebtedness being accelerated. Upon the occurrence of an event of default, each debenture may become immediately due and payable, either automatically or by declaration of the holder of such debenture. The aggregate amount payable upon an acceleration by reason of an event of default shall be equal to the greater of 120% of the principal amount of the debentures to be prepaid or the principal amount of the debentures to be prepaid, divided by the conversion price on the date specified in the debenture, multiplied by the closing price on the date set forth in the debenture.

In connection with this transaction, each Purchaser has contractually agreed to restrict its ability to convert the debentures, exercise the warrants and additional investment rights and receive shares of the Company’s common stock such that the number of shares of the Company’s common stock held by them and their affiliates after such conversion or exercise does not exceed 4.99% of the number of shares of the Company’s common stock outstanding immediately after giving effect to such conversion or exercise.

Certain officers of the Company have entered into a lock-up agreement that restricts their right to dispose of any shares of common stock of the Company for a period of one year following the effective date of a registration statement registering the shares of common stock of the Company as provided in the Registration Rights Agreement.

The following served as the placement agents for the securities sold in this transaction:  T.R. Winston & Company, LLC, Burrill Merchant Advisors Group, LLC, Rodman & Renshaw. Total fees paid to placement agents in connection with the 2007 Financing were $813,800 in cash and warrants to purchase 6,262,450 shares of common stock with the same terms as the warrants issued in the financing.

The representations and warranties set forth in the Securities Purchase Agreement and Security Agreement are the result of negotiations between the parties to such agreement and are solely for the benefit of such parties. These representations and warranties speak only as of the date of the agreement, are prepared in the context of the transaction contemplated by the agreement, and are intended in part to allocate risk between the parties. Therefore, such representations and warranties are not necessarily true, complete and accurate statements of fact about the matters addressed therein. As a result, we caution investors that they should read such representations and warranties in light of this context.

As of September 6, 2007, the Company has 63,938,528 shares of common stock issued and outstanding.

ITEM 9.01                                       Financial Statements and Exhibits.

(d)                                 EXHIBITS

Exhibit No.	Exhibit Description

10.1	Securities Purchase Agreement dated August 31, 2007
10.2	Registration Rights Agreement dated August 31, 2007

10.3

Form of Common Stock Purchase Warrant

10.4	Form of Amortizing Convertible Debenture
10.5	Form of Security Agreement dated August 31, 2007
10.6	Form of Subsidiary Guaranty dated August 31, 2007
10.7	Form of Lock-up Agreement
99.1	Press Release dated September 4, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED CELL TECHNOLOGY, INC.

	By:	/s/ William M. Caldwell, IV
William M. Caldwell, IV
Chairman and Chief
Executive Officer

Dated: September 7, 2007

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	Securities Purchase Agreement dated August 31, 2007
10.2	Registration Rights Agreement dated August 31, 2007

10.3

Form of Common Stock Purchase Warrant

10.4	Form of Amortizing Convertible Debenture
10.5	Form of Security Agreement dated August 31, 2007
10.6	Form of Subsidiary Guarantee
10.7	Form of Lock-up Agreement
99.1	Press Release dated September 4, 2007